SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):              15-Oct-03

Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2003-HE2 Asset Backed Pass-Through Certificates, Series 2003-HE2
(Exact name of registrant as specified in its charter)


          New York             333-86750             13-3354848
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

             On   15-Oct-03   a scheduled distribution was made from the Trust
                to holders of the Certificates.  The Trustee has caused to be
			filed with
                the Commission, the Monthly Report dated       15-Oct-03
                The Monthly Report is filed pursuant to and in accordance with
                (1) numerous no-action letters (2) current Commission policy in the area.





                A.   Monthly Report Information
                     See Exhibit No.1


                B.   Have and deficiencies occurred?  NO.
                              Date:
                              Amount:

                C.   Item 1: Legal Proceedings:  NONE

                D.   Item 2: Changes in Securities:   NONE

                E.   Item 4: Submission of Matters to a Vote of
                     Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, PartII - Items
 1,2,4,5
                     if applicable:  NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
                Exhibit No.

   1.)              Monthly Distribution Report Dated  15-Oct-03


Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2003-HE2 Asset Backed Pass-Through Certificates, Series 2003-HE2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                   15-Oct-03

DISTRIBUTION SUMMARY

     Class         Orig Bal       Beg Bal           Prin
      A-1        397,000,000    358,770,937      13,571,914
      A-2        213,560,000    188,923,694      4,943,993
      A-IO       60,000,000     54,000,000           0
    A-IO-INV     730,000,000    587,900,000          0
      M-1        44,140,000     44,140,000           0
      M-2        40,460,000     40,460,000           0
      M-3        11,035,000     11,035,000           0
      M-4        18,400,000     18,400,000           0
      M-5        11,034,900     11,034,900           0
       P             100            100              0
       X              0         10,747,180           0
       R              0              0               0
      B-IO       64,000,000     64,000,000           0
     Total       735,630,000    672,764,631      18,515,906


      Rate           Int
    1.50000%       448,464
    1.50000%       236,155
    4.00000%       180,000
    0.22000%       107,782
    2.02000%       74,302
    3.02000%       101,824
    3.37000%       30,990
    4.97000%       76,207
    5.62000%       51,680
      N/A          324,617
    0.00000%          0
    0.00000%          0
    3.50000%       186,667
    1.12000%      1,632,020


     Class           Loss        Total Dist
      A-1            N/A        14,020,377
      A-2            N/A         5,180,147
      A-IO           N/A          180,000
    A-IO-INV         N/A          107,782
      M-1            0.00         74,302
      M-2            0.00         101,824
      M-3            0.00         30,990
      M-4            0.00         76,207
      M-5            0.00         51,680
       P             0.00         324,617
       X             N/A             0
       R             N/A             0
      B-IO           N/A          186,667
     Total           0.00       20,147,926



   Int Short       End Bal
       0         345,199,023
       0         183,979,701
       0         52,800,000
       0         562,900,000
       0         44,140,000
       0         40,460,000
       0         11,035,000
       0         18,400,000
       0         11,034,900
       0             100
       0         13,320,411
       0              0
       0         64,000,000
       0         654,248,725



AMOUNTS PER $1,000 UNIT


     Class          Cusip           Prin
      A-1         04541GDP4      34.18618
      A-2         04541GDQ2      23.15037
      A-IO        04541GDR0       0.00000
    A-IO-INV      04541GDX7       0.00000
      M-1         04541GDS8       0.00000
      M-2         04541GDT6       0.00000
      M-3         04541GDU3       0.00000
      M-4         04541GDV1       0.00000
      M-5         04541GDW9       0.00000
       P          04541GEB4       0.00000
       X          04541GDZ2       0.00000
       R          04541GEA6       0.00000
      B-IO        04541GDY5       0.00000
     Total          0.00          0.00000

      Int           Total
    1.12963       35.31581
    1.10580       24.25617
    3.00000        3.00000
    0.14765        0.14765
    1.68333        1.68333
    2.51667        2.51667
    2.80833        2.80833
    4.14167        4.14167
    4.68333        4.68333
 3246167.80000  3246167.80000
    0.00000        0.00000
    0.00000        0.00000
    2.91667        2.91667
    0.00000        0.00000

                   Interest
                Carry-forward
     Class          Amount        End Bal
      A-1          0.00000       869.51895
      A-2          0.00000       861.48952
      A-IO         0.00000       880.00000
    A-IO-INV       0.00000       771.09589
      M-1          0.00000      1000.00000
      M-2          0.00000      1000.00000
      M-3          0.00000      1000.00000
      M-4          0.00000      1000.00000
      M-5          0.00000      1000.00000
       P           0.00000        0.00000
       X           0.00000        0.00000
       R           0.00000      1000.00000

                   GROUP 1        GROUP 2           TOTAL
Principal Distributions:
Beginning Balance 446,326,904     237,184,907      683,511,811
     Scheduled Prin   359,372         205,079          564,452
     Prep+curts    11,232,980       4,050,644       15,283,624
     Net Liq Proc.     90,170               0           90,170
     Loan Purch.            0               0                0
     Total Prin    11,682,523       4,255,723       15,938,246
     Net Real. Losses   4,429               0            4,429
Ending Balance    434,639,952     232,929,184      667,569,136
Ending Count            2,942           1,316            4,258

Aggregate End Coll Bal.                            667,569,136

Ending O/C Amount                                   13,320,411

Number of Liquidated Loans                                   0

Interest Distributions:
Sched In(Net Serv. Fee)2,658,758     1,426,220      4,084,978
Less RAIS                      0             0              0
Less Net PPIS                  0             0              0
Less Nonrecov Adv              0             0              0
                       2,658,758     1,426,220      4,084,978

Servicing Fee                                         284,739

Advances
Curr Agg Adv as of determ. date                      1379911.68
Out. Agg. Adv as of end of prior calendar month      3501281.88

Has Fairbanks failed the Termination Test     NO
Delinquency Information
                   GROUP 1                         GROUP 2
                    Count         Balance        Count            Balance
30-59 days delinq    78         10,839,303         28          4042374.09
60-89 days delinq    24          3,031,324         11          1000696.74
90 + days delinq     18          2,787,501         13          1169006.82
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

                    TOTAL
                    Count         Balance
30-59 days delinq           106     14881677.37
60-89 days delinq            35      4032020.48
90 + days delinq             31      3956507.42
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

                   GROUP 1
                    Count         Balance     Market Value (REO)
Outstanding Loan    2,942       434,639,952
Foreclosure          49          6,544,348
Bankruptcy           19          2,093,285
REO                   1           158,954         140,000

                   GROUP 2
                    Count         Balance     Market Value (REO)
Outstanding Loan        1,316     232,929,184
Foreclosure                 19      4228336.69
Bankruptcy                  12      1764980.62
REO                          0               0                0

                    TOTAL
                    Count         Balance     Market Value (REO)
Outstanding Loan        4,258     667,569,136
Foreclosure                 68     10772685.07
Bankruptcy                  31      3858265.81
REO                          1       158954.23           140000

Interest Shortfall
                     Tot            Real            Prep
                    Unpaid         Losses            Int
                                                  Shortfall
      A-1           0.00           0.00             0.00
      A-2           0.00           0.00             0.00
      A-IO          0.00           0.00             0.00
    A-IO-INV        0.00           0.00             0.00
      M-1           0.00           0.00             0.00
      M-2           0.00           0.00             0.00
      M-3           0.00           0.00             0.00
      M-4           0.00           0.00             0.00
      M-5           0.00           0.00             0.00
       P            0.00           0.00             0.00
       X            0.00           0.00             0.00
      BIO           0.00           0.00             0.00
                    0.00           0.00             0.00


                                    Net
                    RAISF         WAC Rate
                                 Carryover
      A-1           0.00           0.00
      A-2           0.00           0.00
      A-IO          0.00           0.00
    A-IO-INV        0.00           0.00
      M-1           0.00           0.00
      M-2           0.00           0.00
      M-3           0.00           0.00
      M-4           0.00           0.00
      M-5           0.00           0.00
       P            0.00           0.00
       X            0.00           0.00
      BIO           0.00           0.00
                    0.00           0.00


Num. of Loans for which Prep.Prem. were collected           62
Number of Loans for which Prepayment Premiums               67
Prin. Bal. of Loans for which Prep. Prem. were      11,173,204
Curr. amt of Prep. Prems                               324,617

Real. Losses incurred during the related Due Per.        4,429
Cum. Real. Losses since Startup Day                      4,429

Weighted Avg Term to Mat. of Mortg. Loans                  345
Weighted Avg. Gross Coup. of Mortg. Loans              7.67384%
Weighted Avg. Net Coupon of Mortg. Loans               7.17384%

Agg. Num. of Mortg. Loans in the pool                    4,258

O/C Target Amt                                      14,344,337

Credit Enhancement %                                 20.345036%

O/C Increase Amount                                  2,573,231

O/C Release Amt                                              0

O/C Deficiency Amt                                   3,601,586

Excess O/C Amt                                               0

Pmt from Yield Maint. Agreement                              0

Net Monthly Excess Cash Flow                         2,573,231

Extra Ordinary Trust Fund Expenses                           0

Trigger Event Occurrence                             NO

Step Down Date Occurred                              NO

                SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2003-HE2 Asset Backed Pass-Through Certificates, Series 2003-HE2


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA, as Trustee